Exhibit 99.1

Mr. Wilbur L. Ross, Former United States Secretary of Commerce, Joins Board of Coya Therapeutics, Inc.

•	Secretary Ross has over 55 years’ experience as a business leader, banker, and investor and is the former Chairman and Chief Strategy Officer of WL Ross & Co.

HOUSTON, TX - Coya Therapeutics, Inc. (Nasdaq: COYA) (“Coya” or the “Company”), a clinical-stage biotechnology company developing biologics and cell therapies intended to enhance the function of Regulatory T Cells (Tregs), today announced that it has appointed Secretary Wilbur Ross to its board of directors, effective immediately. Coya intends to leverage Secretary Ross’s extensive experience in both the business and investment community to help guide strategic partnering activities, capital markets initiatives and drug development programs.

Secretary Ross explained, “I am excited to join the Board of Coya. I believe the Company is uniquely positioned in translating the science of regulatory T cell biology and inflammation into promising therapies for terrible diseases such as Amyotrophic Lateral Sclerosis, Alzheimer’s Disease and other conditions with high unmet need. I am pleased to provide my support and advocacy to help drive Coya’s important mission.”

Wilbur L. Ross, Jr. was sworn in by Vice President Mike Pence as the 39th U.S. Secretary of Commerce on February 28, 2017. Secretary Ross is the former Chairman and Chief Strategy Officer of WL Ross & Co. LLC and has over 55 years of investment banking and private equity experience. Secretary Ross has been chairman or lead director of more than 100 companies operating in more than 20 different countries. Named by Bloomberg Markets as one of the 50 most influential people in global finance, Secretary Ross is the only person elected to both the Private Equity Hall of Fame and the Turnaround Management Hall of Fame.

“I am delighted that Secretary Ross will bring his long and noteworthy experience in capital markets and business operations to Coya. By partnering with Dr. Reddy’s and by closing our recent financing transaction, we believe we have executed a major transformation of our company. We’re entering a new phase of our development and we believe Secretary Ross will be integral in helping drive us towards our ambitious goals,” stated Howard Berman, Ph.D., CEO of Coya.

About Coya Therapeutics, Inc.

Headquartered in Houston, TX, Coya Therapeutics, Inc. (Nasdaq: COYA) is a clinical-stage biotechnology company developing proprietary treatments focused on the biology and potential therapeutic advantages of regulatory T cells (“Tregs”) to target systemic inflammation and neuroinflammation. Dysfunctional Tregs underlie numerous conditions including neurodegenerative, metabolic, and autoimmune diseases, and this cellular dysfunction may lead to a sustained inflammation and oxidative stress resulting in lack of homeostasis of the immune system. Coya’s investigational product candidate pipeline leverages multiple therapeutic modalities aimed at restoring the anti-inflammatory and immunomodulatory functions of Tregs. Coya’s lead therapeutic programs includes Treg-enhancing biologics (COYA 300 Series product candidates) COYA 301 and COYA 302, which are intended to enhance Treg function and expand Treg numbers. COYA 301 is a cytokine biologic for subcutaneous administration intended to enhance Treg function and expand Treg numbers in vivo, and COYA 302 is a biologic combination for subcutaneous and/or intravenous administration intended to enhance Treg function while depleting T effector function and activated macrophages. These two mechanisms may be additive or synergistic in suppressing inflammation. For more information about Coya, please visit www.coyatherapeutics.com

Forward-Looking Statements

This press release contains “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our current and future financial performance, business plans and objectives, current and future clinical and preclinical development activities, timing and success of our ongoing and planned clinical trials and related data, the timing of announcements, updates and results of our clinical trials and related data, our ability to obtain and maintain regulatory approval, the potential therapeutic benefits and economic value of our product candidates, competitive position, industry environment and potential market opportunities. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors including, but not limited to, those related to risks associated with the impact of COVID-19; the success, cost and timing of our product candidate development activities and ongoing and planned clinical trials; our plans to develop and commercialize targeted therapeutics; the progress of patient enrollment and dosing in our preclinical or clinical trials; the ability of our product candidates to achieve applicable endpoints in the clinical trials; the safety profile of our product candidates; the potential for data from our clinical trials to support a marketing application, as well as the timing of these events; our ability to obtain funding for our operations; development and commercialization of our product candidates; the timing of and our ability to obtain and maintain regulatory approvals; the rate and degree of market acceptance and clinical utility of our product candidates; the size and growth potential of the markets for our product candidates, and our ability to serve those markets; our commercialization, marketing and manufacturing capabilities and strategy; future agreements with third parties in connection with the commercialization of our product candidates; our expectations regarding our ability to obtain and maintain intellectual property protection; our dependence on third party manufacturers; the success of competing therapies or products that are or may become available; our ability to attract and retain key scientific or management personnel; our ability to identify additional product candidates with significant commercial potential consistent with our commercial objectives; ; and our estimates regarding expenses, future revenue, capital requirements and needs for additional financing. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. Moreover, we operate in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed herein may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Although our management believes that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. We undertake no obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Contacts

David Snyder, CFO, Coya Therapeutics, Inc

david@coyatherapeutics.com

Hayden IR

James Carbonara

(646)-755-7412

james@haydenir.com

Media Contact

Jessica Starman

media@coyatherapeutics.com